                             ARTICLES SUPPLEMENTARY
                                       OF
                         PRINCIPAL INVESTORS FUND, INC.

     Principal Investors Fund, Inc., a Maryland Corporation having its principal office  in this  state in  Baltimore  City,  Maryland  (hereinafter  called  the
Corporation),  hereby  certifies  to the State  Department  of  Assessments  and
Taxation of Maryland, that:

     FIRST: On the 25th day of August 2006, pursuant to the authority granted to it in the Charter of the Corporation,  a resolution was unanimously  approved by the Board of Directors,  in accordance with Section 2-105(c) of Maryland General
Corporation Law, authorizing  amendment to the Articles of Incorporation of this
Corporation.  The  purpose of the  amendment  is to (i)  increase  the number of authorized  shares of Select  Class  shares for the  LifeTime  2020 Fund and the
LifeTime  2030 Fund  series of the  Corporation,  (ii)  increase  the  number of authorized  Institutional  Class, Class A and Class B shares for the Diversified
International Fund, Disciplined LargeCap Blend Fund, LargeCap Growth Fund, Money
Market Fund,  Real Estate  Securities  Fund,  SmallCap Growth and SmallCap Value
Fund series of the  Corporation,  (iii)  authorize the issuance of Fifty Million
(50,000,000)  shares  of Class C shares by each of the  following  series of the
Corporation:

  Bond & Mortgage Securities Fund       Partners MidCap Growth Fund I
  Disciplined LargeCap Blend Fund       Partners MidCap Value Fund
  Diversified International Fund        Partners SmallCap Growth Fund II
  Government & High Quality Bond Fund   Preferred Securities Fund
  Inflation Protection Fund             Principal LifeTime 2010 Fund
  International Emerging Markets Fund   Principal LifeTime 2020 Fund
  LargeCap Growth Fund                  Principal LifeTime 2030 Fund
  LargeCap S&P 500 Index Fund           Principal LifeTime 2040 Fund
  LargeCap Value Fund                   Principal LifeTime 2050 Fund
  MidCap Blend Fund                     Principal LifeTime Strategic Income Fund
  Partners LargeCap Blend Fund          Real Estate Securities Fund
  Partners LargeCap Blend Fund I        Short-Term Bond Fund
  Partners LargeCap Growth Fund I       SmallCap Blend Fund
  Partners LargeCap Growth Fund II      SmallCap Growth Fund
  Partners LargeCap Value Fund          SmallCap Value Fund
  Partners MidCap Growth Fund           Ultra Short Bond Fund

     (iv) authorize the issuance of five hundred million (500,000,000) shares of
Class C shares by the Money Market series of the Corporation,  (v) authorize the issuance of one hundred million (100,000,000) shares of Class A shares and fifty million  (50,000,000)  shares of Class B shares by the SmallCap Growth series of
the  Corporation,   (vi)  add  the  California  Municipal,   California  Insured
Intermediate  Municipal,  Equity Income I, High Yield II, Income,  MidCap Stock,
Mortgage  Securities,  Short-Term  Income,  Strategic Asset Management  Balanced
Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic
Asset  Management  Conservative  Growth  Portfolio,  Strategic Asset  Management
Flexible  Income   Portfolio,   Strategic  Asset  Management   Strategic  Growth
Portfolio,  Tax-Exempt  Bond I and West Coast Equity series to the  Corporation, and authorize the issuance of two hundred million  (200,000,000) shares of Class
A shares,  fifty  million  (50,000,000)  shares of Class B shares  (one  hundred million  (100,000,000)  shares of Class B shares for the Equity  Income I and no
Class B shares for  Short-Term  Income) and fifty million  (50,000,000)  Class C shares by each such  series,  (vii)  authorize  the  issuance  of three  hundred million  (300,000,000) shares of Institutional Class shares by the Equity Income
I, Income, High Yield II, MidCap Stock, Mortgage Securities,  Short-Term Income,
Strategic  Asset  Management  Balanced  Portfolio,  Strategic  Asset  Management
Conservative Balanced Portfolio,  Strategic Asset Management Conservative Growth
Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset
Management  Strategic  Growth  Portfolio  and West  Coast  Equity  series of the
Corporation  and  (viii)   authorize  the  issuance  of   seventy-five   million
(75,000,000) shares of Class J shares, five million (5,000,000) shares of Select
Class shares,  twenty-five million  (25,000,000) shares of each of the Preferred
Class,  Advisors  Preferred  Class and  Advisors  Select Class  shares,  and one hundred million  (100,000,000)  shares of Advisors Signature Class shares by the
Strategic  Asset  Management  Balanced  Portfolio,  Strategic  Asset  Management
Conservative Balanced Portfolio,  Strategic Asset Management Conservative Growth
Portfolio,  Strategic Asset  Management  Flexible Income Portfolio and Strategic
Asset Management Strategic Growth Portfolio.

     The total  number of  authorized  shares of stock of the  Corporation  will
increase   from   Twenty-three   billion   six  hundred   sixty  three   million
(23,663,000,000)  shares of stock,  not including  shares allocated to the Ultra
Short  Bond Fund  series,  of the par  value of one cent  ($.01)  each,  and six hundred  forty-five  million  (645,000,000)  shares of the Ultra Short Bond Fund series,  of the par value of ten cents ($.10) each, all shares having a combined aggregate  par value of three  hundred one million one hundred  thirty  thousand dollars  ($301,130,000) to thirty-nine billion, five hundred thirty-five million
(39,535,000,000)  shares of stock,  not including  shares allocated to the Ultra
Short Bond Fund series,  of a par value of one cent ($.01) each, and six hundred ninety-five million (695,000,000) shares of the Ultra Short Bond Fund series, of a par value of ten cents ($.10) each,  all shares  having an aggregate par value of four  hundred  sixty-four  million,  eight  hundred  fifty  thousand  dollars
($464,850,000).

     As amended, Article V shall be and read in its entirety as follows:

                                    ARTICLE V
                            Capital Stock Allocation

     Authorized   Shares:  The  total  number  of  shares  of  stock  which  the
Corporation  shall have authority to issue is forty billion,  two hundred thirty million  (40,230,000,000)  shares,  of which  six  hundred  ninety-five  million
(695,000,000)  shares shall be allocated to the Ultra Short Bond Fund series and shall  have a par  value of $.10 per  share  and  shall be  allocated  among the classes of the Ultra Short Bond Fund series as otherwise  provided  herein,  and the remaining  shares shall be allocated as otherwise  provided herein and shall have a par  value of $.01 per  share.  The  aggregate  par  value of the  shares allocated to the Ultra Short Bond Fund series is sixty-nine million five hundred thousand  dollars  ($69,500,000),  of the  remaining  shares  is  three  hundred ninety-five  million three hundred fifty thousand dollars  ($395,350,000) and of all the authorized shares is four hundred sixty-four million eight hundred fifty thousand  dollars  ($464,850,000).  The  shares  may be  issued  by the Board of
Directors  in such  separate  and  distinct  series and classes of series as the
Board of Directors  shall from time to time create and  establish.  The Board of
Directors  shall  have full  power and  authority,  in its sole  discretion,  to establish  and  designate  series  and  classes of series,  and to  classify  or reclassify  any  unissued  shares in  separate  series or  classes  having  such
preferences,   conversion  or  other  rights,   voting   powers,   restrictions,
limitations  as to  dividends,  qualifications,  and  terms  and  conditions  of redemption  as shall be fixed and  determined  from time to time by the Board of
Directors.  In the event of  establishment  of  classes,  each class of a series shall  represent  interests  in the  assets  belonging  to that  series and have identical voting, dividend,  liquidation and other rights and the same terms and conditions as any other class of the series,  except that expenses  allocated to the class of a series may be borne  solely by such class as shall be  determined by the Board of Directors  and may cause  differences  in rights as described in the following  sentence.  The shares of a class may be converted  into shares of another class upon such terms and conditions as shall be determined by the Board of  Directors,  and a class of a series may have  exclusive  voting  rights with
respect  to  matters  affecting  only  that  class.   Expenses  related  to  the
distribution of, and other identified expenses that should properly be allocated to,  the  shares of a  particular  series or class may be  charged  to and borne solely by such series or class,  and the bearing of expenses  solely by a series or class may be appropriately  reflected (in a manner determined by the Board of
Directors) and cause differences in the net asset value attributable to, and the dividend,  redemption  and  liquidation  rights of, the shares of each series or class.  Subject to the  authority  of the Board of  Directors  to  increase  and decrease  the number of,  and to  reclassify  the shares of any series or class, there are hereby established  fifty-five series of common stock, each comprising the number of shares and having the share class designation indicated:

============================================== ================== =============
                                                                      Number
                    Fund                               Class         of Shares
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Bond & Mortgage Securities                     Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            35,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
California Insured Intermediate Municipal                A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
California Municipal                                     A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Disciplined LargeCap Blend                     Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Diversified International                      Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Equity Income                                            A          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Equity Income I                                Institutional       300,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B         100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Government & High Quality Bond                 Select                5,000,000
                                               ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
High Quality Intermediate-Term Bond            Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
High Yield                                     Institutional        25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
High Yield II                                  Institutional       300,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Income                                         Institutional       300,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
============================================== ================== =============

============================================== ================== =============
                                                                      Number
                    Fund                               Class         of Shares
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Inflation Protection                           Select                5,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Preferred           100,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Advisors Select     100,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Advisors Preferred  100,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
----------------------------------------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
International Growth                           Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            20,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      20,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   20,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
International Emerging Markets                 Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
LargeCap Growth                                Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            45,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      45,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   45,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
LargeCap S&P 500 Index                         Select               15,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          95,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
LargeCap Value                                 Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
MidCap Blend                                   Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
============================================== ================== =============

============================================== ================== =============
                                                                      Number
                    Fund                               Class         of Shares
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
MidCap Growth                                  Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
                                               ------------------ -------------
                                               ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
MidCap S&P 400 Index                           Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
MidCap Stock                                   Institutional       300,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
MidCap Value                                   Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Money Market                                   Select               15,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred           100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select     100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J         300,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       400,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A        ,000,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B        ,500,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C         500,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Mortgage Securities                            Institutional       300,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A         200,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Partners Global Equity Fund                    Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       150,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Partners International Fund                    Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       150,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
Partners LargeCap Blend                        Select                5,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Preferred            20,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Select      20,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Preferred   20,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Advisors Signature  100,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         J          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                               Institutional       150,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         A          75,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         B          25,000,000
---------------------------------------------- ------------------ -------------
---------------------------------------------- ------------------ -------------
                                                         C          50,000,000
============================================== ================== =============

============================================== ================== ==============
                                                                    Number
                    Fund                               Class       of Shares
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners LargeCap Blend I                      Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============
============================================== ================== ==============
Partners LargeCap Growth                       Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners LargeCap Growth I                     Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners LargeCap Growth II                    Select                15,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        120,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners LargeCap Value                        Select                15,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners LargeCap Value I                      Select                 5,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners LargeCap Value II                     Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred            100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select      100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
============================================== ================== ==============

============================================== ================== ==============
                                                                       Number
                    Fund                               Class          of Shares
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners MidCap Growth                         Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners MidCap Growth I                       Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============
============================================== ================== ==============
Partners MidCap Growth II                      Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred            100,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Select      100,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Preferred   100,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
----------------------------------------------
                                               Institutional        300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners MidCap Value                          Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners MidCap Value I                        Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners SmallCap Blend                        Select                 5,000,000
---------------------------------------------- ------------------ --------------
                                               ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners SmallCap Growth I                     Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners SmallCap Growth II                    Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============

============================================== ================== ==============
                                                                       Number
                    Fund                               Class          of Shares
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners SmallCap Growth III                   Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners SmallCap Value                        Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Partners SmallCap Value I                      Select                 5,000,000
---------------------------------------------- ------------------ --------------
                                               ------------------
                                               Preferred             20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------
                                               Advisors Select       20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------
                                               Advisors Preferred    20,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------

---------------------------------------------- ------------------ --------------
Partners SmallCap Value II                     Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Preferred Securities                           Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Principal LifeTime Strategic Income            Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Principal LifeTime 2010                        Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Principal LifeTime 2020                        Select                15,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============

============================================== ================== ==============
                                                                       Number
                    Fund                               Class          of Shares
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Principal LifeTime 2030                        Select                15,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Principal LifeTime 2040                        Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Principal LifeTime 2050                        Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Real Estate Securities                         Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Short-Term Bond                                Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Short-Term Income                              Institutional        300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
SmallCap Blend                                 Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Select       25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Preferred    25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Signature   100,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                                         J           25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Institutional        100,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                                         A           75,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                                         B           25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============

============================================== ================== ==============
                                                                     Number
                    Fund                               Class       of Shares
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
SmallCap Growth                                Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
SmallCap S&P 600 Index                         Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Select       25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Preferred    25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Signature   100,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                                         J           25,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Institutional        100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
SmallCap Value                                 Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------

---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Strategic Asset Management Balanced Portfolio  Select                 5,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Preferred             25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Select       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Preferred    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Advisors Signature   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                               Institutional        300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Strategic Asset Management Conservative                Select         5,000,000
Balanced Portfolio
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                     Preferred       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                  Advisors Select    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Preferr    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Signatu   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                   Institutional    300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Strategic Asset Management Conservative                Select         5,000,000
Growth Portfolio
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                     Preferred       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                  Advisors Select    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Preferr    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Signatu   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                   Institutional    300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============

============================================== ================== ==============
                                                                      Number
                    Fund                               Class         of Shares
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Strategic Asset Management Flexible Income             Select         5,000,000
Portfolio
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                     Preferred       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                  Advisors Select    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Preferr    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Signatu   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                   Institutional    300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Strategic Asset Management Strategic Growth            Select         5,000,000
Portfolio
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                     Preferred       25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                  Advisors Select    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Preferr    25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                 Advisors Signatu   100,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         J           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                   Institutional    300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Tax-Exempt Bond                                          A           75,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           25,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Tax-Exempt Bond I                                        A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
Ultra Short Bond                               Select                 5,000,000
---------------------------------------------- ------------------ --------------
                                               Preferred             80,000,000
                                               ------------------ --------------
                                               Advisors Select       80,000,000
                                               ------------------ --------------
                                               Advisors Preferred   100,000,000
                                               ------------------ --------------
                                               ------------------ --------------
                                               Advisors Signature   100,000,000
                                               ------------------ --------------
                                                         J           80,000,000
                                               ------------------ --------------
                                                   Institutional    100,000,000
                                               ------------------ --------------
                                                         A          100,000,000
                                               ------------------ --------------
                                                         C           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
West Coast Equity                              Institutional        300,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         A          200,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         B           50,000,000
---------------------------------------------- ------------------ --------------
---------------------------------------------- ------------------ --------------
                                                         C           50,000,000
============================================== ================== ==============

     In addition,  the Board of Directors is hereby expressly  granted authority to change the  designation  of any series or class,  to increase or decrease the number of shares of any series or class,  provided  that the number of shares of any series or class shall not be decreased  by the Board of Directors  below the number of shares thereof then outstanding, and to reclassify any unissued shares into one or more series or classes that may be established  and designated  from time to time. Notwithstanding the designations herein of series and classes, the
Corporation  may  refer,  in  prospectuses  and  other  documents  furnished  to shareholders,  filed with the  Securities  and Exchange  Commission  or used for other purposes, to a series of shares as a "class" and to a class of shares of a particular series as a "series."

     (a) The Corporation  may issue shares of stock in fractional  denominations to the same extent as its whole shares,  and shares in fractional  denominations shall be shares of stock having  proportionately,  to the  respective  fractions
represented  thereby,  all  the  rights  of  whole  shares,   including  without
limitation,  the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation,  but excluding the right to receive a stock certificate representing fractional shares.

     (b) The holder of each share of stock of the Corporation  shall be entitled to one vote for each  full  share,  and a  fractional  vote for each  fractional share,  of stock,  irrespective  of the series or class,  then  standing  in the holder's name on the books of the Corporation. On any matter submitted to a vote of  stockholders,  all shares of the Corporation then issued and outstanding and entitled  to vote  shall be voted in the  aggregate  and not by  series or class except  that (1) when  otherwise  expressly  required  by the  Maryland  General
Corporation Law or the Investment Company Act of 1940, as amended,  shares shall be voted by individual  series or class,  and (2) if the Board of Directors,  in its sole discretion,  determines that a matter affects the interests of only one or more particular series or class or classes then only the holders of shares of such affected series or class or classes shall be entitled to vote thereon.

     (c) Unless  otherwise  provided in the resolution of the Board of Directors providing for the  establishment  and  designation of any new series or class or classes,  each  series  of stock of the  Corporation  shall  have the  following
powers,   preferences  and  rights,  and   qualifications,   restrictions,   and
limitations thereof:

     (1)  Assets  Belonging  to a  Class.  All  consideration  received  by  the
          Corporation  for the issue or sale of shares  of a  particular  class, together  with all assets in which such  consideration  is invested or reinvested,  all  income,  earnings,  profits  and  proceeds  thereof, including any proceeds derived from the sale,  exchange or liquidation
          of  such  assets,   and  any  funds  or  payments   derived  from  any
          reinvestment  of such proceeds in whatever form the same may be, shall irrevocably belong to that class for all purposes, subject only to the rights  of  creditors,  and  shall be so  recorded  upon the books and accounts  of the  Corporation.  Such  consideration,  assets,  income, earnings, profits and proceeds thereof, including any proceeds derived from the sale,  exchange or liquidation of such assets,  and any funds or  payments  derived  from  any  reinvestment  of such  proceeds,  in whatever  form the  same  may be,  together  with  any  General  Items allocated  to that class as provided in the  following  sentence,  are herein  referred to as "assets  belonging to" that class. In the event that  there  are  any  assets,  income,  earnings,  profits,  proceeds thereof,  funds or  payments  which are not  readily  identifiable  as belonging to any particular class (collectively "General Items"), such
          General  Items shall be allocated by or under the  supervision  of the
          Board  of  Directors  to and  among  any one or  more  of the  classes established  and  designated  from time to time in such  manner and on such basis as the Board of Directors,  in its sole  discretion,  deems fair and equitable, and any General Items so allocated to a particular class shall belong to that class. Each such allocation by the Board of
          Directors shall be conclusive and binding for all purposes.

     (2)  Liabilities  Belonging  to a  Class.  The  assets  belonging  to  each particular  class  shall  be  charged  with  the  liabilities  of  the
          Corporation in respect of that class and all expenses,  costs, charges and reserves  attributable to that class, and any general liabilities, expenses,  costs, charges or reserves of the Corporation which are not readily  identifiable  as belonging to any  particular  class shall be allocated  and  charged  by or under the  supervision  of the Board of
          Directors to and among any one or more of the classes  established and designated  from time to time in such  manner and on such basis as the
          Board of Directors, in its sole discretion,  deems fair and equitable.
          The liabilities,  expenses,  costs, charges and reserves allocated and so charged to a class are herein referred to as "liabilities belonging to" that  class.  Expenses  related  to the  shares of a series may be borne solely by that series (as determined by the Board of Directors).
          Each allocation of liabilities,  expenses, costs, charges and reserves by the Board of  Directors  shall be  conclusive  and  binding for all purposes.

     (3)  Dividends.  The Board of  Directors  may from time to time declare and pay dividends or distributions,  in stock, property or cash, on any or all series of stock or classes of series, the amount of such dividends and property distributions and the payment of them being wholly in the discretion of the Board of Directors.  Dividends may be declared daily or otherwise pursuant to a standing  resolution or resolutions adopted only  once or with  such  frequency  as the  Board  of  Directors  may
          determine,   after  providing  for  actual  and  accrued   liabilities
          belonging to that class. All dividends or distributions on shares of a particular  class shall be paid only out of surplus or other  lawfully available assets  determined by the Board of Directors as belonging to such class.  Dividends and  distributions may vary between the classes of a series to reflect  differing  allocations  of the expense of each class of that  series  to such  extent  and for such  purposes  as the
          Boards of Directors may deem appropriate. The Board of Directors shall have the power,  in its sole  discretion,  to distribute in any fiscal year as dividends,  including dividends designated in whole or in part as capital gains distributions,  amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each series of shares or class of a series,  to qualify as a regulated investment  company  under  the  Internal  Revenue  Code of  1986,  as
          amended,   or  any  successor  or  comparable  statute  thereto,   and
          regulations  promulgated  thereunder,  and to avoid  liability for the
          Corporation,  or each  series  of  shares  or class of a  series,  for
          Federal income and excise taxes in respect of that or any other year.

     (4)  Liquidation.  In the event of the liquidation of the Corporation or of
          the  assets   attributable  to  a  particular  series  or  class,  the
          shareholders  of each  series or class that has been  established  and designated and is being liquidated shall be entitled to receive,  as a series or class,  when and as declared by the Board of Directors,  the excess  of the  assets  belonging  to that  series  or class  over the liabilities  belonging to that series or class.  The holders of shares of  any  series  or  class  shall  not  be  entitled  thereby  to  any distribution upon liquidation of any other series or class. The assets so distributable to the shareholder of any particular  series or class shall  be  distributed  among  such  shareholders  according  to their respective  rights  taking  into  account  the  proper  allocation  of expenses  being  borne by that  series or class.  The  liquidation  of assets  attributable to any particular  series or class in which there are shares then  outstanding  and the termination of the series or the class  may be  authorized  by  vote  of a  majority  of the  Board  of
          Directors   then  in  office,   without  action  or  approval  of  the
          shareholders,  to the  extent  consistent  with  applicable  laws  and regulation.  In the  event  that  there  are any  general  assets  not belonging to any particular series or class of stock and available for distribution,  such distribution  shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and  equitable,  and such  determination  by the
          Board of Directors shall be conclusive and binding for all purposes.

     (5)  Redemption.  All  shares of stock of the  Corporation  shall  have the redemption rights provided for in Article V, Section 5.

     (d) The Corporation's  shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall do so, subject to the condition
and  understanding  that  the  provisions  of  the  Corporation's   Articles  of
Incorporation, as from time to time amended, shall be binding upon them.

     Section 2.  Quorum  Requirements  and Voting  Rights:  Except as  otherwise expressly  provided by the  Maryland  General  Corporation  Law, the presence in person or by proxy of the holders of one-third of the shares of capital stock of the  Corporation  outstanding  and entitled to vote thereat  shall  constitute a quorum at any meeting of the stockholders,  except that where the holders of any series  or  class  are  required  or  permitted  to vote as a series  or  class, one-third of the aggregate number of shares of that series or class  outstanding and entitled to vote shall constitute a quorum.

     Notwithstanding any provision of Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all series or classes or of any series or class of the  Corporation's  stock entitled to be cast in order to take or authorize any action,  any such action may be taken or  authorized  upon the  concurrence  of a majority of the aggregate  number of votes entitled to be cast thereon subject to the applicable laws and regulations as from time to time in effect or rules or orders of the  Securities  and Exchange  Commission or any successor thereto. All shares of stock of this Corporation shall have the voting rights provided for in Article V, Section 1, paragraph (b).

     Section 3. No  Preemptive  Rights:  No holder of shares of capital stock of the Corporation  shall, as such holder,  have any right to purchase or subscribe for any shares of the capital stock of the Corporation which the Corporation may issue or sell (whether consisting of shares of capital stock authorized by these
Articles  of  Incorporation,  or  shares  of  capital  stock of the  Corporation acquired by it after the issue  thereof,  or other  shares) other than any right which  the  Board  of  Directors  of the  Corporation,  in its  discretion,  may determine.

     Section 4.  Determination  of Net Asset Value:  The net asset value of each share of each  series or class of each  series of the  Corporation  shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if  applicable  of the  series or class  (being  the value of the  assets of the
Corporation  or of  the  particular  series  or  class  or  attributable  to the particular series or class less its actual and accrued liabilities  exclusive of capital stock and  surplus),  by the total number of  outstanding  shares of the
Corporation or the series or class,  as applicable.  Such  determination  may be made on a series-by-series  basis or made or adjusted on a class-by-class basis, as appropriate, and shall include any expenses allocated to a specific series or class thereof.  The Board of Directors may adopt procedures for determination of net asset value  consistent  with the  requirements  of applicable  statutes and regulations  and, so far as accounting  matters are  concerned,  with  generally accepted accounting principles.  The procedures may include, without limitation, procedures  for valuation of the  Corporation's  portfolio  securities and other
assets,   for  accrual  of  expenses  or  creation  of  reserves   and  for  the
determination of the number of shares issued and outstanding at any given time.

     Section  5.  Redemption  and  Repurchase  of Shares of Capital  Stock:  Any
shareholder may redeem shares of the Corporation for the net asset value of each series or class thereof by presentation of an appropriate request, together with the  certificates,  if any, for such  shares,  duly  endorsed,  at the office or agency designated by the Corporation.  Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

     Section 6.  Purchase  of  Shares:  The  Corporation  shall be  entitled  to purchase  shares of any series or class of its capital stock, to the extent that the  Corporation  may  lawfully  effect such  purchase  under  Maryland  General
Corporation  Law, upon such terms and conditions and for such  consideration  as the Board of Directors shall deem  advisable,  by agreement with the stockholder at a price not  exceeding  the net asset value per share  computed in accordance with Section 4 of this Article.

     Section   6(a).   Maintenance   of  Stable  Net  Asset  Value  for  Capital
Preservation Series.  Notwithstanding any other provisions of this Article V and for purposes of maintaining a stable net asset value per share for the shares of the Capital  Preservation  Series  (including  any and all  classes  thereof) in conjunction  with the declaration and payment of any capital gains  distribution with respect to the shares of the Capital Preservation Series (including any and all classes  thereof)  or any other  event which has the effect of reducing  net asset  value per share of such  shares  (an  "Adjustment  Event"),  the Board of
Directors may,  without a vote of the  stockholders of the Capital  Preservation
Series  (or the  affected  class  or  classes  thereof),  without  changing  the proportionate  beneficial interests of such stockholders in the assets belonging to the Capital  Preservation  Series (or the affected class or classes thereof), and  without  affecting  the rights of any other  series or classes of series of shares of the Corporation other than with respect to their relative voting power in connection  with any matter  submitted to a vote of  stockholders as to which shares of the  Capital  Preservation  Series (or the  affected  class or classes thereof)  are  voted in the  aggregate  with  shares of one or more of the other series of shares of the Corporation:

     (i)  cause the Corporation, in consideration of the interest of the Capital
          Preservation  Series  (or  any  class  or  classes  thereof)  and  the stockholders thereof in maintaining a stable net asset value per share and without any other consideration, to: (a) redeem pro rata from each stockholder  of  record of the  Capital  Preservation  Series  (or the affected class or classes  thereof) such number of full and fractional shares of the Capital  Preservation  Series (or the affected  class or classes  thereof)  as  may be  necessary  in  order  that  the  shares outstanding  immediately following the Adjustment Event shall have the same net asset value per share as the shares  outstanding  immediately prior to the Adjustment Event, or (b) cancel the same number of shares and treat them as a contribution  to the capital of the Corporation by each such stockholder;

     (ii) cause the  Corporation  to combine by a reverse stock split the number of  outstanding  shares of the  Capital  Preservation  Series  (or the affected  class or classes  thereof) such that the shares  outstanding immediately  following  the  Adjustment  Event shall have the same net asset value per share as the shares  outstanding  immediately prior to the Adjustment Event; or

     (iii)take or cause the  Corporation  to take such other  actions as may now or hereafter be permitted under the Maryland  General  Corporation Law and the Investment Company Act of 1940; and

     (iv) in connection  with the actions taken in accordance  with (i), (ii) or
          (iii) above,  make such  adjustments with respect to the par value per share of, and the stated capital of the Corporation  attributable  to, shares of the Capital  Preservation  Series (or the affected  class or classes thereof) as may be necessary or appropriate.

     Section 7. Redemption of Minimum Amounts:

          (a)  If  after  giving  effect  to  a  request  for  redemption  by  a stockholder,  the  aggregate  net  asset  value of his  remaining shares  of any  series  or class  will be less  than the  Minimum
               Amount  then in effect,  the  Corporation  shall be  entitled  to require the redemption of the remaining  shares of such series or class owned by such stockholder,  upon notice given in accordance with  paragraph  (c) of this  Section,  to the  extent  that  the
               Corporation may lawfully  effect such  redemption  under Maryland
               General Corporation Law.

          (b)  The term "Minimum Amount" when used herein shall mean that amount fixed by the Board of Directors from time to time,  provided that
               Minimum Amount may not in any event exceed Five Thousand  Dollars
               ($5,000).

          (c)  If any  redemption  under  paragraph  (a) of this Section is upon notice,  the notice shall be in writing  personally  delivered or deposited  in the  mail,  at  least  thirty  days  prior  to such redemption.  If mailed,  the  notice  shall be  addressed  to the stockholder  at his post office  address as shown on the books of the  Corporation,  and  sent by  certified  or  registered  mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph  (a) of this Section  shall be paid in cash in an  amount  equal  to the net  asset  value  of  such  shares, computed in accordance with Section 4 of this Article.

     Section 8. Mode of Payment:  Payment by the  Corporation  for shares of any series or class of the capital stock of the  Corporation  surrendered  to it for redemption  shall be made by the Corporation  within three business days of such surrender  out of the  funds  legally  available  therefore,  provided  that the
Corporation  may  suspend  the  right of the  holders  of  capital  stock of the
Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law.  Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation,  wholly or partly in such portfolio securities of the
Corporation as the Corporation may select.

     Section 9. Rights of Holders of Shares Purchased or Redeemed:  The right of any holder of any series or class of capital stock of the Corporation  purchased or redeemed by the Corporation as provided in this Article to receive  dividends thereon and all other  rights of such holder with  respect to such shares  shall terminate  at the time as of which  the  purchase  or  redemption  price of such shares is  determined,  except  the  right of such  holder  to  receive  (i) the purchase  or  redemption  price  of such  shares  from  the  Corporation  or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously  become  entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

     Section 10. Status of Shares  Purchased or Redeemed:  In the absence of any specification  as to the purpose for which such shares of any series or class of capital stock of the  Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and may be reissued.  The number of authorized shares of capital stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it.

     Section 11. Additional Limitations and Powers: The following provisions are inserted for the purpose of defining,  limiting and regulating the powers of the
Corporation and of the Board of Directors and stockholders:

     (a)  Any determination made in good faith and, so far as accounting matters
          are  involved,   in  accordance  with  generally  accepted  accounting
          principles  by or pursuant to the direction of the Board of Directors, as to the amount of the assets,  debts,  obligations or liabilities of the  Corporation,  as to the amount of any  reserves or charges set up and the propriety  thereof,  as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any  reserves  or  charges  (whether  or not any debt,  obligation  or liability  for which such  reserves or charges shall have been created shall  have been  paid or  discharged  or shall be then or  thereafter required  to be  paid  or  discharged),  as to  the  establishment  or designation  of  procedures  or methods to be employed for valuing any investment or other assets of the  Corporation  and as to the value of any  investment or other asset,  as to the  allocation of any asset of the  Corporation  to a  particular  series or class or  classes of the
          Corporation's  stock, as to the funds available for the declaration of dividends and as to the  declaration of dividends,  as to the charging of any liability of the Corporation to a particular series or class or classes of the Corporation's  stock, as to the number of shares of any series or class or classes of the Corporation's  outstanding stock, as to  the  estimated  expense  to the  Corporation  in  connection  with purchases or redemptions of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue,  sale,  purchase  or  redemption  or other  acquisition  or disposition  of investments  or shares of the  Corporation,  or in the determination of the net asset value per share of shares of any series or class of the  Corporation's  stock shall be conclusive  and binding for all purposes.

     (b)  Except to the extent prohibited by the Investment Company Act of 1940, as amended, or rules,  regulations or orders thereunder promulgated by the Securities and Exchange  Commission or any successor thereto or by the bylaws of the Corporation,  a director, officer or employee of the
          Corporation  shall not be disqualified by his position from dealing or contracting  with  the  Corporation,  nor  shall  any  transaction  or contract of the  Corporation be void or voidable by reason of the fact that any  director,  officer  or  employee  or any  firm of which  any director, officer or employee is a member, or any corporation of which any  director,  officer  or  employee  is a  stockholder,  officer  or director,  is in any way  interested in such  transaction or contract;
          provided that in case a director,  or a firm or corporation of which a
          director  is  a  member,  stockholder,   officer  or  director  is  so
          interested,  such fact shall be  disclosed to or shall have been known by the  Board of  Directors  or a  majority  thereof.  Nor  shall  any director or officer of the Corporation be liable to the Corporation or to any  stockholder or creditor  thereof or to any person for any loss incurred by it or him or for any profit  realized by such  director or officer under or by reason of such contract or  transaction;  provided that  nothing  herein  shall  protect  any  director or officer of the
          Corporation  against  any  liability  to  the  Corporation  or to  its security  holders to which he would  otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties  involved  in the conduct of his  office;  and  provided always that such contract or transaction shall have been on terms that were not unfair to the Corporation at the time at which it was entered into. Any director of the Corporation who is so interested,  or who is
          a  member,   stockholder,   officer  or   director  of  such  firm  or
          corporation,  may be counted in determining  the existence of a quorum at any  meeting of the Board of  Directors  of the  Corporation  which shall authorize any such transaction or contract,  with like force and effect  as if he were  not  such  director,  or  member,  stockholder, officer or director of such firm or corporation.

     (c)  Specifically and without limitation of the foregoing paragraph (b) but subject to the exception therein prescribed, the Corporation may enter
          into   management   or  advisory,   underwriting,   distribution   and
          administration contracts, custodian contracts and such other contracts as may be appropriate.

     Section 12. Reorganization.  The Board may merge or consolidate one of more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another  corporation,  trust,  partnership, association or other  organization,  or to the  Corporation to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration  (including, in the case of a transfer to another series of shares of the  Corporation,  shares of such other series of shares) with such  transfer being  made  subject  to,  or with the  assumption  by the  transferee  of,  the liabilities  belonging to each transferor series of shares if deemed appropriate by the Board.  The Board  shall have the  authority  to effect any such  merger, consolidation  or  transfer  of  assets,  without  action  or  approval  of  the shareholders, to the extent consistent with applicable laws and regulations.

     Section 13.  Classes of Shares.  The Board  shall also have the  authority, without action or approval of the  shareholders,  from time to time to designate any class of shares of a series of shares as a  separate  series of shares as it deems necessary or desirable. The designation of any class of shares of a series of  shares  as a  separate  series  of  shares  shall be  effective  at the time specified by the Board.  The Board shall  allocate the assets,  liabilities  and expenses  attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series of shares, provided that such relative rights and preferences may not be materially  adversely  different from the relative rights and  preferences  of the  class of shares  designated  as a  separate  series of shares.

     SECOND:  The  Corporation  is registered  as an open-end  company under the
Investment Company Act of 1940.

     THIRD:  The Articles  Supplementary  shall become effective as of September
20, 2006.

     IN WITNESS WHEREOF,  the undersigned  officer of Principal  Investors Fund,
Inc., has executed the foregoing  Articles  Supplementary and hereby acknowledge the same to be his voluntary act and deed.

Dated the 19th day of September 2006.

        /s/ Ralph C. Eucher
By
     Ralph C. Eucher, President and
       Chief Executive Officer

IN WITNESS WHEREOF,  Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its  behalf by its  President  and Chief  Executive
Officer as attested by its Assistant Secretary on September 19, 2006.

Principal Investors Fund, Inc.          Attest

        /s/ Ralph C. Eucher                 /s/ James F. Sager
By                                      By
     Ralph C. Eucher, President             James F. Sager, Vice President
       and Chief Executive Officer            and Assistant Secretary

The UNDERSIGNED,  President and Chief Executive  Officer of Principal  Investors
Fund,  Inc., who executed on behalf of said  corporation the foregoing  Articles
Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation,  the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his  knowledge,  information  and  belief,  the  matters  and facts set forth therein with respect to the approval thereof are true in all material  respects, under the penalties of perjury.

                                            /s/ Ralph C. Eucher

                                  Ralph C. Eucher
                                  President and Chief Executive Officer
                                  Principal Investors Fund, Inc.